MASSMUTUAL FUNDS
MassMutual Total Return Bond Fund
Supplement dated February 27, 2025 to the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.
MassMutual Investments expects to propose to the Board of Trustees of the MassMutual Select Funds and MassMutual Premier Funds (the “Board”) the merger of the Selling Fund into the Acquiring Fund, as shown in the table below. The proposal is subject to approval by the Board, as well as other conditions, approvals, and waivers.
Selling Fund	Acquiring Fund
MassMutual Total Return Bond Fund	MassMutual Core Bond Fund
If approved by the Board, the transaction described in this supplement is expected to occur in the third quarter of 2025, subject to a variety of conditions. Additional information regarding this change will be provided in subsequent supplements or other documents provided to shareholders.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
TRB-25-01